                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EUROPEAN PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)n = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
       One Year
            P =   $1,000
            T =   +21.26%*
            N =   1
          ERV =   $1,212.55
    Five Years
            P =   $1,000
            T =   +13.53%*
            N =   5
          ERV =   $1,885.79
    * Since inception May 1, 1990
            P =   $1,000
            T =   +10.90%*
            N =   *
          ERV =   $1,966.29*



    * Not adjusted for $10 Account Maintenance Fee and 1% Portfolio Transaction Fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
         VANGUARD INTERNATIONAL EQUITY INDEX FUND -- PACIFIC PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)n = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
       One Year
            P =   $1,000
            T =   -7.82%*
            N =   1
          ERV =   $921.77
     Five Years
            P =   $1,000
            T =   +3.48%*
            N =   5
          ERV =   $1,186.75
    * Since inception May 1, 1990
            P =   $1,000
            T =   +1.88%*
            N =   *
          ERV =   $1,129.15*



    * Not adjusted for $10 Account Maintenance Fee and 1% Portfolio Transaction Fee.

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
     VANGUARD INTERNATIONAL EQUITY INDEX FUND -- EMERGING MARKETS PORTFOLIO


1. Average Annual Total Return (As of December 31, 1996)
        P (1 + T)n = ERV



     Where:  P = a hypothetical initial payment of $1,000
             T = average annual total return
             N = number of years
             ERV = ending redeemable value at the end of the period
    EXAMPLE:
       One Year
            P =   $1,000
            T =   +15.83%**
            N =   1
          ERV =   $1,158.29
            P =   $1,000
            T =   +9.69%**
            N =   *
          ERV =   $1,279.02


     * Since inception on May 4, 1994

----------------------------

    ** Not adjusted for $10 account maintenance fee and 2% portfolio transaction fee on purchases, and 1% portfolio transaction fee on redemptions.